                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 2005


                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            OHIO                           1-2299                34-0117420
            ----                           ------                ----------
(State or Other Jurisdiction of       (Commission File        (I.R.S. Employer
Incorporation or Organization)              Number)          Identification No.)


                    One Applied Plaza, Cleveland, Ohio 44115
              (Address of Principal Executive Officers) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (216) 426-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

         L. Thomas Hiltz, a director of Applied Industrial Technologies, Inc. ("Applied"), entered into a Pre-Programmed Executive Stock Sale Plan with Robert
W. Baird & Co. Incorporated effective October 27, 2005, pursuant to SEC Rule 10b5-1, to sell up to 67,000 shares of Applied common stock.

         A copy of the stock sale plan is attached as Exhibit 99 to this Form.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

             Exhibit No. 99    Pre-Programmed Executive Stock Sale Plan entered
                               into as of October 27, 2005 between L. Thomas
                               Hiltz and Robert W. Baird & Co. Incorporated


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                                        (Registrant)



                                        By:   /s/ Fred D. Bauer
                                            ------------------------
                                            Fred D. Bauer
                                            Vice President-General Counsel
                                                   & Secretary


Date:  October 28, 2005

                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------

    99 Pre-Programmed Executive Stock Sale Plan entered into as of October 27, 2005 between L. Thomas Hiltz and Robert W. Baird & Co. Incorporated